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T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
AN INDIVIDUAL FLEXIBLE PREMIUM
DEFERRED VARIABLE ANNUITY CONTRACT
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ISSUED BY:                                             MAILING ADDRESS:
Security Benefit                                       T. Rowe Price Variable
Life Insurance Company                                 Annuity Service Center
700 SW Harrison Street                                 P.O. Box 750440
Topeka, Kansas 66636-0001                              Topeka, Kansas 66675-0440
1-800-888-2461                                         1-800-469-6587

                        SUPPLEMENT DATED JANUARY 20, 1998
                         TO PROSPECTUS DATED MAY 1, 1997

The following is added to the end of the Section "Security Benefit Life Insurance Company" found on page 12:

In December 1997, the Company's Board of Directors approved a Plan of Conversion ("Plan") under which the Company would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a newly-formed mutual holding company to be named Security Benefit Mutual Holding Company. Under the Plan, membership interests of current Contractowners would become membership interests in Security Benefit Mutual Holding Company upon conversion. After the conversion, persons who acquire policies from the Company would automatically be members in the mutual holding company. The conversion will not increase premiums or reduce Contract benefits, values, guarantees or other obligations to Contractowners. The Plan is subject to approval by the Insurance Commissioner of the State of Kansas and the Company's policyholders, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in the second quarter of 1998.

The Section "Tax Penalties" under "Federal Tax Matters - Qualified Plans" found on page 39 is deleted in its entirety and replaced with the following:

*  TAX PENALTIES

PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10 percent of the taxable portion of the distribution. The 10 percent penalty tax does not apply to distributions: (i) made on or after the death of the Owner;
(ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; or (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases. Starting January 1, 1998, there are two additional exceptions to the 10 percent penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified higher education expenses" and certain "qualified first-time homebuyer distributions."

MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the Owner is subject to a 50 percent tax on the amount that was not properly distributed.

EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15 percent which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed, effective January 1, 1997.